UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

October 29, 2020

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒	Filed by the registrant

☐	Filed by a party other than the registrant

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Cannagistics, Inc.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction: $____________

5)	Total fee paid: $_____________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

Cannagistics, Inc.

1200 Veterans Highway, Ste 310

Hauppauge, NY 11788

Telephone: 631-676-7230

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT

OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Dear Cannagistics, Inc., Stockholders:

NOTICE IS HEREBY GIVEN THAT on September 23, 2020, the Board of Directors of Cannagistics, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “our”), approved the following action:

▪	To authorize an increase in the total capitalization of the Company from 250,000,000 authorized common shares and 10,000,000 authorized preferred shares to 500,000,000 authorized common shares and 20,000,000 authorized preferred shares, all with a par value of $0.001 per share (“the Increase in the number of authorized shares of common stock of the Company”)

The Company obtained the written consent of the stockholder holding 8,000,000 shares of issued and outstanding Series D Preferred Stock, which equals to a minimum of 50.1% of the voting power of the Company’s outstanding capital stock, as of September 23, 2020 (the “Majority Stockholder”), to effect the Increase in the number of authorized shares of common stock of the Company.  Pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Increase in the number of authorized shares of common stock of the Company will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE NAME CHANGE.  WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the Increase in the number of authorized shares of common stock of the Company before it occurs, in accordance with the requirements of United States Federal Securities Laws.  This Information Statement is being mailed on or about October 29, 2020 to all of the Company’s stockholders of record as of the close of business on September 25, 2020.

By Order of the Board of Directors.

/s/ Rob Gietl

Name: Rob Gietl

Title:   Chief Executive Officer/President

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INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

October 29, 2020

Cannagistics, Inc.

1200 Veterans Highway, Ste 310

Hauppauge, NY 11788

Telephone: 631-676-7230

This Information Statement is distributed to inform our stockholders of action taken without a meeting by the written consent of the holders of a majority of the outstanding voting power of the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished by the Board of Directors of Cannagistics, Inc., a Nevada corporation (the “Company”) (the “Board”), to the holders of record at the close of business on September 25, 2020 of the Company’s outstanding capital shares, par value $0.001, pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nevada Revised Statutes.

The cost of preparing and furnishing this Information Statement will be paid by the Company.  We will mail this Information Statement to our registered stockholders and certain beneficial stockholders, when requested by brokerage houses, nominees, custodians, fiduciaries and other similar parties.

This Information Statement informs stockholders of the Name Change approved by written consent by the Board and the Majority Stockholders holding 8,000,000 shares of issued and outstanding Series D Preferred Stock, which equals a minimum of 50.1% of the voting power of the Company’s outstanding capital stock, as of September 25, 2020.

Accordingly, all necessary corporate approvals to effectuate the Increase in the number of authorized shares of common stock of the Company have been obtained.  The Company is not seeking approval from its remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required pursuant to the Exchange Act and the Nevada Revised Statutes of the Authorized Share Change.  Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Authorized Share Change will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Commission and a copy thereof is mailed to each of our stockholders.  The Increase in the number of authorized shares of common stock of the Company is expected to become effective on or after November 18, 2020, or such later date as all conditions and requirements to effectuate the Increase in the number of authorized shares of common stock of the Company are satisfied.  Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE NAME CHANGE.  WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about October 29, 2020.

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Authorized Share Change may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders.

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NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF A STOCKHOLDER HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF CANNAGISTICS, INC., DATED SEPTEMBER 25, 2020, IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on September 25, 2020, the Company obtained the written consent of its Board of Directors (the “Board”) and the written consent of the Majority Stockholders holding 8,000,000 shares of issued and outstanding Series D Preferred Stock, which equals a minimum of 50.1% of the voting power of the Company’s outstanding capital stock to effectuate the Increase in the number of authorized shares of common stock of the Company.

FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” below.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDER

In accordance with the Nevada Revised Statutes, as amended, on September 25, 2020, by written consent, the Board adopted resolutions approving an amendment to our Articles of Incorporation, as amended to date (the “Articles of Incorporation”) to effect the Increase in the number of authorized shares of common stock of the Company.

To obtain the approval of our stockholders for the Increase in the number of authorized shares of common stock of the Company, we could have convened a special meeting of our stockholders for the specific purpose of voting on the Name Change. However, the Nevada Revised Statutes provide that any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action.  To eliminate the costs and management time involved in holding a meeting and obtaining proxies and effect the Increase in the number of authorized shares of common stock of the Company as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the Majority Stockholders.

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INTRODUCTION

Cannagistics, Inc., a Nevada corporation with principal executive offices located at 1200 Veterans Highway, Ste 310, Hauppauge, NY 11788 (the “Company”), is providing this Information Statement to you. We encourage you to read this entire Information Statement carefully, any exhibits attached hereto, and the documents referred to in this Information Statement. You may obtain additional information about the Company by following the instructions in “Where You Can Obtain Additional Information” below.

The Board and Majority Stockholder have authorized the Increase in the number of authorized shares of common stock of the Company.   Stockholders have no rights pursuant to the Nevada Revised Statutes, the Company’s Articles of Incorporation, or the Company’s Bylaws, to exercise dissenters’ rights of appraisal with respect to the Authorized Share Change.

The Nevada Revised Statutes provide that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The Nevada Revised Statutes, however, require that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the company.  Accordingly, this Information Statement is to provide that notice.

This Information Statement contains a brief summary of the material aspects of the Name Change, approved by the Board and the Majority Stockholder.

Voting on the AUTHORIZED SHARE CHANGE

As of September 23, 2020, there were approximately 105,099,277 issued and outstanding shares of Common Stock. As of September 23,2020, there were no outstanding shares of either Series A Preferred Stock and we have withdrawn our designation for the Series B Preferred Stock, with no outstanding shares in that series either and the Series C Preferred Stock was converted into shares of common stock. As of September 23, 2020, however, there were issued and outstanding 10,000,000 shares of Series D Preferred Stock. The holders of Series D Preferred Stock have the right, under the Certificate of Designation for the Series D Preferred Stock, to vote 72.5 votes for each share of Series D Preferred Stock held.

Based on the foregoing, as of September 23, 2020, the total aggregate amount of votes entitled to vote regarding the approval to increase the number of Authorized Shares of Common Stock to 500,000,000 was 580,000,000 shares, consisting of – 0 - shares of Common Stock and 8,000,000 shares of Series D Preferred Stock, with the super voting privilege described above to account for 580,000,000 votes. Pursuant to the Nevada Revised Statutes at least a majority of the voting equity of the Company, or at least 53,600,632 votes are required to approve the Name Change by written consent.  The 8,000,000 shares of Series D Preferred Stock of our Majority Shareholders, that being our CEO and of a Director, the control person of Emerging Growth Advisors, Inc., which collectively held 580,000,000 votes equal to a minimum of 50.1% of the voting equity of the Company, has voted in favor the Increase in the number of authorized shares of common stock of the Company, thereby satisfying the requirement pursuant to the Nevada Revised Statutes that at least a majority of the voting equity vote in favor of a corporate actions by written consent.

The following table sets forth the names of the holders of Series D Preferred Stock, the number of shares of Series D Preferred held by such holder, the total number of votes that such holder voted in favor of the Name Change and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof:

Name of Voting Stockholder	Number of Shares of Series D Preferred Stock held	Number of Votes held by such Series D Preferred Stockholder	Number of Votes that Voted in Favor Increase of Common Shares	Percentage of the Voting Equity that Voted in Favor of the Share Increase
Emerging Growth Advisors, Inc. (1)	6,000,000	435,000,000	435,000,000	63.5%
Rob Gietl	2,000,000	145,000,000	145,000,000	21.1%

1)	James W. Zimbler, a Director, is the control person for Emerging Growth Advisors, Inc.

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AUTHORIZED INCREASE SHARE CHANGE

Our Board of Directors and Majority Stockholder approved the Increase in the number of authorized shares of common stock of the Company in order to allow for more investment opportunity and potential to attract an acquisition candidate(s).

When the Increase in the number of authorized shares of common stock of the Company is effectuated, the Company’s common stock will not be affected, and will not receive a new CUSIP number, which is the number used to identify the Company’s equity securities. Our common stock will continue to be quoted on the OTC Markets.

None of the holders of the Series D Preferred Stock are converting any shares of the Series D Preferred Stock into shares of common stock at this time. Nor are there any plans to convert any shares of the Series Preferred Stock.

Currently there are no plans to issue any shares of Preferred Stock in any class already designated or any new designation.

EFFECTIVE DATE AND EFFECTS OF THE AUTHORIZED INCREASE IN SHARES CHANGE

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Increase in the number of authorized shares of common stock of the Company will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  The Company anticipates that this Information Statement will be mailed to our stockholders on or about October 29, 2020.  Therefore, the Company anticipates that the Authorized Share Change will be effective on or about November 18, 2020, or such later date as all conditions and requirements to effectuate the Authorized Share Change are satisfied.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Certificate of Amendment to our Articles of Incorporation effectuating the Increase in the number of authorized shares of common stock of the Company (the “Certificate”). The Certificate will become effective at the close of business on the date the Certificate is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 23, 2020, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group. Unless otherwise stated, the address for each beneficial owner is at 1200 Veterans Highway, Suite 310, Hauppauge, NY 11788.

	Common Stock		Series D Preferred Stock
Name and Address of Beneficial Owner	Number of Shares Owned (1)	Percent of Class (2)	Number of Shares Owned (1)	Percent of Class (2)
James Zimbler (3)	435,000,000	80%	6,000,000	80%
Rob Gietl(4)	145,000,000	58%	2,000,000	20%
All Directors and Executive Officers as a Group (2 persons)	580,000,000	85%	8,000.000	80%
5% Holders
Solid Bridge Investments, Inc. (5)	145,000,000	58%	2,000,000	20%

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(1)	Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of voting stock listed as owned by that person or entity.

(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. The percent of class of common stock is based on 105,099,277 shares of common stock outstanding as of August 26, 2020. The percent of Series D Preferred Stock is based on 10,000,000 shares of Series D Stock outstanding as of August 26, 2020.

(3)	Mr. Zimbler, though Emerging Growth Advisors, Inc., is the holder of 6,000,000 shares of Series D preferred stock, that may be converted into 435,000,000 shares of common stock.

(4)	Mr. Gietl is the holder of 2,000,000 shares of Series D preferred stock that may be converted into 145,000,000 shares of common stock.

(5)	Carlos Defex and Veronica Defex are the beneficial owners and control persons for Solid Bridge Investments, Inc. are the holder of 2,000,000 shares of Series D preferred stock that may be converted into 145,000,000 shares of common stock.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our governing documents, the affirmative vote of the holders of a majority of the voting power of our capital stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the majority voting power as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no additional votes will be needed.

OTHER INFORMATION

REGULATORY APPROVAL

The Company is not aware of any material governmental or regulatory approval required for completion of the Increase in the number of authorized shares of common stock of the Company, other than compliance with the relevant federal and state securities laws and the Nevada Revised Statutes.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission.  The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Cannagistics, Inc., at 1200 Veterans Highway, Ste 310, Hauppuage, NY 11788 : Telephone: 631-676-7230.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statutes, the Name Change will not provide stockholders the opportunity to dissent and to receive an agreed or judicially appraised value for their shares of our common stock.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 1200 Veterans Highway, Ste 310, Hauppauge, NY 11788 : Telephone: 631-676-7230.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions to be taken by written consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Rob Gietl

Rob Gietl,

President

Hauppauge, NY 11788

October 29, 2020

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